                                                                   EXHIBIT 10.14

                             THE KONTRABECKI GROUP
                                 OFFICE LEASE


     1.   Parties.  THIS LEASE, dated for reference purposes only, January 1,
          -------
1992, is made by and between KONTRABECKI-MASON DEVELOPERS, a California general partnership (herein "Landlord") and SALIX PHARMACEUTICALS, INC., a California Corporation (herein "Tenant").

     2.   Premises.
          --------

          (a) Landlord leases to Tenant and Tenant hires from Landlord the office space indicated on Exhibit "A" attached hereto (the "Premises"). The Premises are more particularly identified as Suite 102, with an agreed area of 762 square feet, situated on the first floor of that certain two-story building commonly known as 3600 West Bayshore Road, Palo Alto, California 94303 (the "Building"), together with the interior improvements thereto, if any, specified on the "Tenant Improvement Plan" attached hereto as Exhibit "B". The square footage of the Premises comprise two and 15/100's percent (2.15%) of the total leasable space within the Building, which percentage shall hereinafter be referred to as "Tenant's Share." Tenant's Share shall be equitably adjusted upon any future expansion or reduction of the leasable space within either the Premises or the Building. Tenant shall also have a nonexclusive right to use, during the term of this Lease, in common with other Tenants of the Building and their guests and customers, the areas described on Exhibit "C" attached hereto and incorporated herein by this reference the ("Common Areas"), subject to rules and regulations promulgated or modified hereunder from time to time by Landlord.

          (b) The Premises shall be deemed to exclude exterior faces of exterior walls and exterior window glass, anything beyond the interior face of demising walls, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common, other parts of the Building.

     3.   Tenant and Landlord Covenant.  The Lease is subject to the following
          ----------------------------
terms, covenants and conditions. Tenant and Landlord covenant, as a material part of the consideration for this Lease, to keep and perform each of said terms, covenants and conditions.

     4.   Term.
          ----

          (a) The term of this Lease is month to month, commencing on January 20, 1992 (the "Commencement Date") and ending, upon thirty (30) days written notice by either party to the other (the "Expiration Date").

          (b) Notwithstanding Paragraph 4(a) above, if at the date of execution of this Lease, Landlord and Tenant have agreed that Landlord shall construct, modify, or install any interior improvements to the Premises, as set forth in Exhibit "B", then the Commencement Date shall be the later of:
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               (i)  The scheduled Commencement Date set forth in Paragraph 4(a)
above, or

              (ii) The date on which Landlord delivers possession of the Premises to Tenant after approval of occupancy by the appropriate governmental authority, and after substantial completion of such interior improvements as certified by Landlord's architect.

Upon completion of such improvements, Landlord will determine the Commencement Date for purposes of this Lease and deliver notice thereof to Tenant.

     5.   Possession,
          ----------

          (a) If Landlord, for any reason, cannot deliver possession of the Premises to Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the term be extended, but in such event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

          (b) If Landlord permits Tenant to occupy the Premises prior to the Commencement Date of the term of this Lease, for the purpose of installing fixtures or for any other purpose permitted by Landlord such occupancy shall be subject to all of the provisions of this Lease except for the obligation to pay rent which shall commence on the Commencement Date. Said early possession shall not advance the expiration date hereinabove provided. In the event Landlord permits any such early entry, Tenant agrees not to interfere with or cause any delay with any work conducted on or about the Premises by Landlord or its employees and contractors, and further agrees to indemnify Landlord from and against any and all claims of damage whatsoever arising out of any activity by Tenant, or its agents, employees or contractors on or about the Premises during such early entry.

     6.   Security Deposit.
          ----------------

          (a) Tenant has deposited with Landlord the sum of ONE THOUSAND FOUR HUNDRED FORTY AND 18/100'S DOLLARS ($1,440.18) to be held by Landlord as security for the faithful performance by Tenant of all terms covenants and conditions of this Lease. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease.
Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.

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          (b)  If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) the balance of the security deposit; provided that, a reasonable portion of said deposit may be retained to secure payment of Tenant's share of operating Expenses (as defined in Paragraph
7) prior to determination of the actual amount thereof.

     7.   Rent.
          ----

          (a) Tenant shall pay to Landlord as monthly rental for the Premises (the "Base Rent"), on or before the first day of each and every calendar month of the term hereof, the sum of ONE THOUSAND ONE HUNDRED FOUR AND 90/100'S DOLLARS ($1,104.90). The first month's rent shall be paid in advance upon the execution of this Lease. Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment stated herein, based upon a thirty (30) day month. Said rental shall be paid, without prior notice or demand and without deduction or offset, in lawful money of the United States of America to KONTRABECKI-MASON DEVELOPERS at 3600 West Bayshore Road, Suite 101 Cupertino, California 94303 or to such other person or at such other place as Landlord may from time to time designate in writing. If rent is received after the third (3rd) day of the month in which it is due, Tenant agrees to pay an additional ten percent (10%) of the monthly payment then due as a late payment charge in accordance with Paragraph 30 (i) below.

          (b) In addition to the Base Rent payable to Landlord pursuant to Paragraph 7(a) above, Tenant shall pay to Landlord as part of the monthly rent Tenant's Share of all expenses incurred by Landlord in the operation, maintenance and repair of the Building (herein "Operating Expenses"). Operating Expenses shall include, without limitation, real property taxes and assessments (general and special), rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against the Tenant and collected by Landlord, or both), water and sewer charges, insurance premiums, utilities charges, central station monitoring charges, janitorial services, pest control, trash removal, labor costs incurred in the management of the Building including salaries and employer taxes thereon, and Building maintenance supplies, material, equipment and tools, the cost of maintenance, repair and upkeep of all parking and common areas and the landscaping therein, the cost of maintaining, repairing or replacing the HVAC system servicing the Building and the roof membrane and structure of the Building, including the cost of any maintenance contracts entered into by Landlord, the cost of cleaning, repainting and resurfacing the exterior surface of Common Area Walls and the exterior walls of the Building. In addition, Landlord will change Building management fees equal to five percent (5%) of the current monthly rental for the Premises. Operating Expenses shall not include depreciation on the Building, loan payments or real estate broker's commissions.

          (i) Landlord estimates that Operating Expenses during the first calendar year of the Lease term hereunder (or the balance thereof, as the case may be) will be equivalent to $.44 per month per square foot of leasable square feet in the Building. Accordingly, during the first calendar year of the Lease term (or remaining portion thereof, as the case may be), Tenant shall pay

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to Landlord each month as additional rent attributable to estimated Operating
Expenses the sum of THREE HUNDRED THIRTY-FIVE AND 28/100'S DOLLARS ($335.28).

          (ii)  On or before December 1 of each year Landlord shall estimate the projected Operating Expenses (per square foot of leasable space per month) for the following calendar year and notify the Tenant thereof. Commencing January 1 of the following calendar year and continuing on the first day of each calendar month thereafter for the remainder of said year, Tenant shall pay to Landlord Tenant's Share of the projected Operating Expenses. Annually, on March 1 of each calendar year (or soon thereafter as Landlord can reasonably make the determination), Landlord shall determine and deliver to Tenant a statement of the actual amount of Operating Expenses incurred by Landlord during the twelve
month period ending December 31 of the previous year.   If Tenant's cumulative
total of monthly payments of estimated Operating Expenses for said previous year is less than Tenant's Share of the actual Operating Expenses during said period, Tenant shall pay the difference to Landlord within thirty (30) days after the date of Landlord's statement. If Tenant's Share of actual Operating Expenses is less than the cumulative total of Tenant's monthly payments of Operating Expenses during said period, the difference shall be credited against amounts thereafter becoming due from Tenant for subsequent payments of Operating Expenses, or refunded to Tenant if the lease is terminated.

          (iii) In the event the Lease term commences on a date other than January 1 or expires on a date other than December 31, the amount of Operating Expenses payable by Tenant to Landlord hereunder shall be equitably prorated to reflect only such period of time during said year as this Lease is in effect.

     8.   First Year Operating Expenses.  Notwithstanding Paragraph 7 above,
          -----------------------------
during the first twelve (12) months of the Lease term, Tenant shall pay a fixed amount of $.44 per month per square foot of leasable square feet in the Building for Operating Expenses. This amount equals the sum of THREE HUNDRED THIRTY-FIVE AND 28/100's DOLLARS ($335.28) per month. After the first twelve (12) months, the Operating Expenses shall be charged and accounted for as provided in Paragraph 7.

     9.   Use of Premises.
          ---------------

          (a) Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

          (b) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will:

                 (i) increase the existing rate of or affect any fire or other insurance covering the Building or any of its contents, or

                (ii) cause cancellation of any insurance policy covering the Building or any part thereof or any of its contents, or

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               (iii)  in any way obstruct or interfere with the rights of other
Tenants or occupants of the Building or injure or annoy them.

          (c) Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not use any apparatus, machinery or other equipment in or about the Premises that may cause substantial noise or vibration or overload existing electrical systems, and shall not place any loads upon the floors, walls or ceilings of the Premises which may jeopardize the structural integrity of the Building or any part thereof.

     10.  Compliance with Law.  Tenant shall not use or permit the Premises to
          -------------------
be used in any way which will conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or which may hereafter be in force, relating to Tenant's use of the Premises. Tenant shall also comply with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

     11.  Alterations and Additions.  Tenant shall not make or allow any
          -------------------------
alterations, additions, or improvements of or to the Premises without Landlord's prior written consent. Any such alterations, additions or improvements, including but not limited to wall coverings, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall immediately upon installation or construction thereof become a part of the realty, shall belong to Landlord and shall, unless Landlord requests the removal thereof in the manner set forth below, be surrendered with the Premises at the expiration or termination of the Lease. Any alterations, additions or improvements that Tenant desires to make in the Premises shall be presented to Landlord in written form, with proposed working drawings and plans and specifications therefor prepared at Tenant's sole expense. If Landlord consents to any such alterations, additions or improvements by Tenant, they shall be made by Tenant at Tenant's sole cost and expense, and in compliance with all codes, rules and regulations, and any contractor or person selected by Tenant to perform the work shall first be approved of, in writing, by Landlord. All work performed hereunder shall be done at such times and in such manner as Landlord from time to time may designate. Tenant shall not proceed to make such alterations or additions, after having obtained consent from Landlord to do so, until ten (10) days from receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. In performing any work hereunder, Tenant shall not interfere with the proper functioning of any mechanical, electrical, sanitary and other service systems of the Building ("Service Facilities"), and no construction, improvement, alteration or addition permitted by Landlord hereunder shall interfere with Landlord's free access to the Service Facilities. Upon completion of any work hereunder,

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Tenant, at Tenant's sole cost, shall promptly deliver to Landlord "as-built"
plans in mylar form and specifications therefor.

     12.  Liens.  Tenant shall keep the Premises and the Building free from any
          -----
liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any claim of lien is recorded, Tenant shall bond against or discharge the same within ten (10) days after the same has been recorded. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a payment and performance bond in an amount equal to one and one-half (1/2) times the estimated cost of any improvements, additions, or alterations by Tenant, to insure Landlord against liability for mechanics' and materialmen's liens and to insure completion of the work.

     13.  Maintenance.
          -----------

          (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order condition and repair and accepts the Building and the other improvements in their present condition. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. During the term of the Lease, Tenant shall keep the Premises and every part thereof in good condition and repair, at Tenant's sole cost and expense. The Tenant agrees on the last day of the term hereof, or on the sooner termination of this Lease, to surrender the Premises to Landlord in good condition and repair with all interior walls cleaned, all interior painted surfaces repainted in original color, all holes in walls repaired, all stained or damaged suspended ceiling tiles replaced, all carpets shampooed and cleaned, and all floors cleaned and waxed. Tenant also agrees to surrender to Landlord all alterations, additions, and improvements which may have been made in, to, or on the Premises by Tenant, except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition as of the commencement of this Lease. If Landlord shall so desire, then Tenant shall restore the Premises or such part or parts thereof before the termination of this Lease at Tenant's sole cost and expense. Tenant on or before the end of the term or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Tenant. If the Premises is not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding Tenant founded on such delay.

          (b) Notwithstanding the provisions of Paragraph 13(a), Landlord shall repair and maintain the roof, exterior walls, and foundation of the Building, and plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord, and parking and landscaped areas and all other common areas appurtenant to the Building, as provided in Paragraph 7(b), unless such maintenance and repairs are necessitated in part or in whole by the act, neglect, fault or omission of any duty by Tenant, or its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the entire cost of such maintenance and repairs.

          (c) Tenant hereby waives Section 1932.1 of the Civil Code of California, as well as all rights to make repairs at Landlord's expense under Sections 1941.1, 1942 and 1942.1 of the

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said Code, or any similar or successor laws. Except as provided in Paragraph 23 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the Building or the Premises or to fixtures, appurtenances and equipment therein.

     14.  Assignment and Subletting.
          -------------------------

          (a) Tenant shall not, voluntarily or by operation of law, assign, transfer or encumber Tenant's interest under this Lease or in the Premises nor sublease all or any part of the Premises or allow any other person or entity (except Tenant's employees, agents and invitees) to occupy or use all or any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any such consent shall not release Tenant from liability hereunder, and a consent to one assignment, subletting, occupation or use shall not be deemed a consent to any subsequent assignment, subletting, occupation or use. Any such purported assignment, subletting, or permission to occupy or use without such consent from Landlord shall be void and shall, at the option of Landlord, constitute a default under this Lease. If the Premises are assigned for a consideration or sublet for a rental value in excess of that which is due to Landlord under the terms of this Lease, such excess rental value shall be paid to Landlord at such times and in such amounts as said rent would otherwise be payable to Tenant by said assignee or sublessee, as the case may be. In lieu of consenting to a proposed assignment or sublease, Landlord shall be entitled to terminate this Lease with respect to all or such portion of the Premises which Tenant proposes to assign or sublease.

          (b) If Tenant is a partnership, a transfer, voluntary or involuntary, of all or any part of an interest in the partnership, or the dissolution of the partnership, shall be deemed an assignment requiring Landlord's prior written consent. If Tenant is a corporation, any dissolution, merger, consolidation of other reorganization of Tenant, or the transfer, either all at once or in a series of transfers, of a controlling percentage of the capital stock of Tenant, or the sale, or series of sales within any one (1) year period, of all or substantially all of Tenant's assets located in, on, or about the Premises, shall be deemed an assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. The provisions of this Paragraph shall not apply to Tenant if Tenant is a corporation the stock of which is listed on a national securities exchange (as this term is used in the Securities Exchange Act of 1934, as amended) or is publicly traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

          (c) If Tenant shall purport to assign this Lease, or sublease all or any portion of the Premises or permit any person or persons other than Tenant to occupy the Premises, without Landlord's prior written consent, Landlord may collect rent from the person or persons then or thereafter occupying the Premises and apply the net amount collected to the rent reserved herein, but no such collection shall be deemed a waiver of Landlord's rights and remedies under this Paragraph 14, or the acceptance of any such purported assignee, sublessee or occupant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

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     15.  Hold Harmless and Waiver of Claims.
          ----------------------------------

          (a) Tenant shall indemnify Landlord against and hold Landlord harmless from:

               (i) any claims arising from Tenant's use of the Premises or from any activity, work, or other thing done or permitted by Tenant in or about the Premises; and

              (ii) any claims arising from any breach or default in Tenant's performance of any obligation under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant; and

             (iii) all costs, attorneys' fees, expenses and liabilities incurred in or attributable to any such claim and any action or proceeding brought thereon.

          (b) If any action or proceeding is brought by reason of any such claim in which Landlord is named as a party, Tenant shall defend Landlord therein at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause except to the extent caused by Landlord's negligence or willful misconduct and Tenant hereby waives all claims in respect thereof against Landlord.

          (c) Landlord and its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor from injury to or damage to persons or property resulting from any cause whatsoever, unless caused by the wilful misconduct of Landlord, its agents, or employees.

Landlord and its agents and employees shall not be liable for interference with light or other incorporeal hereditaments, or loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of alleged defects in the Building, fixtures or equipment.

     16.  Subrogation.  Landlord and Tenant hereby mutually waive their
          -----------
respective rights of recovery against each other for any loss insured by fire, extended coverage, and other property insurance policies existing for the benefit of the respective parties. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, obtain from their respective insurance carriers an endorsement to said policies whereby the insurance carriers waive their respective rights of subrogation in accordance with this Paragraph.

     17.  Liability Insurance.  Tenant shall, at Tenant's expense, obtain and
          -------------------
keep in force during the term of this Lease a policy of comprehensive public liability insurance with an insurance company satisfactory to Landlord insuring Landlord and Tenant against claims occurring in, on or about the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing however, said insurance by Tenant shall name Landlord as an additional insured. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord. Such insurance policy shall have a single combined liability limit of at least Two Million Dollars ($2,000,000) insuring against damage to or loss of Property and injury or death to persons, and shall contain a cross-liability endorsement. Landlord shall have the right to require Tenant from time to time to increase its insurance coverage hereunder to levels consistent with insurance amounts generally considered prudent in the area at the time for similar businesses.

     18.  Services and Utilities.
          ----------------------

          (a) Landlord shall furnish to the Premises during reasonable hours of generally recognized business days to be determined by Landlord in its sole discretion and subject to the rules and regulations of the Building, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, subject to restrictions or guidelines for temperature limitations provided by lawful governmental authority, and janitorial service. Landlord shall maintain and light the common stairs, common entries, and toilet rooms in the Building. Landlord shall not be liable for and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable for a loss of or injury to property, however occurring, through or in connection with or incidental to furnishing or its failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord as additional rent upon demand by Landlord.

          (b) Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including but not limited to electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will increase the amount of electricity consumed by Tenant beyond that amount which is reasonably required for the use of the Premises as general office space. Tenant shall not connect with electric current, except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant requires water, gas or electric current in excess of the amount which Landlord deems reasonable for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord (which Landlord may refuse) to the use thereof and Landlord may cause a separate water, gas or electrical current meter to be installed in the Premises to measure the amount of water, gas and electric current consumed for any such use. The cost of installation, maintenance and repair of any such meters shall be paid by Tenant. Tenant agrees to pay to Landlord as additional rent promptly upon demand, the cost of all such water, gas and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water, gas and electric current will be established and adjusted from time to time by an estimate made by a utility company or electrical engineer designated by Landlord.

     19.  Personal Property Taxes.  Tenant shall pay before delinquency all
          -----------------------
taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord and is standard for the Building. If any of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property are assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

     20.  Rules and Regulations.  Tenant shall faithfully observe and comply
          ---------------------
with the rules and regulations attached as Exhibit "D" to this Lease, as well as such rules and regulations that Landlord shall from time to time promulgate relating to Tenant's use of the Premises or the Building. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules or regulations by any other Tenants or occupants of the Building.

     21.  Holding Over
          ------------

          (a) If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of one hundred fifty percent (150%) of the then prevailing rental, plus all other charges payable hereunder, and upon all the terms hereof. Tenant shall continue in possession until such tenancy is terminated by either Landlord or Tenant by thirty (30) days prior notice to the other.

          (b) If Tenant remains in possession without Landlord's consent, after expiration or sooner termination of the Lease, by lapse of time or otherwise, Tenant shall pay Landlord for each day of such retention one-fifteenth (1/15th) of the amount of the monthly rental for the last month prior to such termination and Tenant shall also pay all costs, expenses and damages, direct or consequential, sustained by Landlord by reason of such retention, including, without limitation, claims made by a succeeding Tenant resulting from Tenant's failure to surrender the Premises.

     22.  Entry by Landlord.
          -----------------

          (a) Landlord reserves the right to enter the Premises at any time to inspect the Premises, to provide any service for which Landlord is obligated hereunder, to show the Premises to prospective purchasers or Tenants, to post notices of non-responsibility, and to alter, improve, maintain or repair the Premises and any portion of the Building that Landlord deems necessary or desirable, all without abatement of rent. Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, but shall not block any entrance to the Premises nor interfere with Tenant's business, except as reasonably required for the particular activity by Landlord. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, interference with quiet enjoyment, or other damage arising out of Landlord's entry on the Premises as provided in this Paragraph, except damage, if any, resulting from the sole negligence or willful misconduct of Landlord or its authorized representatives.

          (b) Landlord shall retain, or Tenant shall provide to Landlord, as the case may be, a key with which to unlock all doors into, within and about the Premises, excluding Tenant's vaults, safes and files. In an emergency, Landlord shall have the right to use any means which Landlord deems reasonably necessary to obtain entry to the Premises, without liability to Tenant, except for any failure to exercise due care for Tenant's property. Any such entry to the Premises by Landlord shall not be construed or deemed to be forcible or unlawful entry into the Premises or an eviction of Tenant from the Premises or any portion thereof.

     23.  Damage and Destruction.
          ----------------------

          (a) Subject to Paragraph 23(d) below, if the Premises or the Building are damaged by fire or other peril covered by extended coverage insurance, Landlord agrees to make repairs and restorations to the extent and in the manner possible at a cost not exceeding the proceeds of the insurance received by Landlord. If the cost of repair and restoration exceeds the amount of proceeds received from insurance, Landlord may elect to terminate this Lease by giving notice to Tenant within twenty (20) days after determining that the cost will exceed such proceeds. If Landlord proceeds with repair and restoration, this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement of rent while such repairs are being made. The rent abatement shall be based upon the extent to which repair and restoration activity materially interferes with Tenant's business at the Premises, provided, however, that if the damage was occasioned by the fault or neglect of Tenant, its agents or employees, there shall be no such abatement of rent.

          (b) If the Premises or the Building, as the case may be, are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance on the Building, then Landlord shall repair the same, if the destruction is less than five percent (5%) of the then full replacement cost thereof. If the destruction is to an extent greater that five percent (5%) of the full replacement cost, then Landlord shall have the option:

              (i) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as provided in Paragraph 23(a); or

             (ii) to give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire, the entire interest of Tenant in the Premises shall terminate on the date so specified in such notice, and the rent, as abated to reflect the extent, if any, to which such damage materially interferes with the business carried on by Tenant in the Premise, shall be paid up to the date of such termination.

          (c) Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises or the Building when the damage thereto occurs during the last twelve (12) months of the term of this Lease or any extended term but shall instead be entitled to terminate this Lease by delivery of written notice to Tenant thereof within thirty (30) days after the occurrence of such damage.

          (d) Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not be required to repair or replace any damage to any panels, decorations, office fixtures, railings, floor coverings, partitions, or any other property installed or maintained in or about the Premises by Tenant.

          (e) Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of Premises, and/or Tenant's personal property, or any inconvenience or annoyance occasioned by any damage, repair, reconstruction or restoration of the Premises or the Building.

     24.  Default.  Occurrence of any of the following events shall constitute a
          -------
default and breach of this Lease by Tenant.

          (a) The vacating or abandonment of the Premises by Tenant for a continuous period of at least three (3) days.

          (b) The failure by Tenant to make any payment of rent or any other payment required of Tenant hereunder, as and when due, if such failure continues for three (3) days after written notice thereof by Landlord to Tenant.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease other than described in Paragraph 24(b) above, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided however, that if Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion.

          (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition, or reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

     25.  Remedies.
          --------

          (a)  Landlord shall have the following remedies if Tenant commits a
default.   These remedies are not exclusive, but are cumulative and in addition to any remedies herein provided or now or later allowed by law.

          (b) Landlord may continue this Lease in full force and effect, as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions and expenses of remodeling the Premises required by the reletting. Reletting may be for a period shorter or longer than the remaining term of the Lease. Tenant shall pay to Landlord the rent due under this Lease as and when due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate Tenant's right to possession of the Premises.

          (c) Provided Tenant is in default, Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord shall have the right to recover from Tenant:

                (i) The worth, at the time of the award, of the unpaid rent that had been earned as of the time of termination of this Lease;

               (ii) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

              (iii) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

               (iv) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

     "The worth, at the time of the award," as used (i) and (ii) of this Paragraph, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth, at the time of the award," as referred to in (iii) of this Paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

     26.  Eminent Domain.  If more than twenty-five percent (25%) of the
          --------------
Premises is taken or appropriated by any public or quasi-public authority under powers of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease by delivery of notice to the other party thereof on or before five (5) days after such taking, in which event this Lease shall terminate as of the later of the date of such taking or the date on which Tenant vacates the Premises. If less than twenty-five percent (25%) of the Premises is taken (or neither party elects to terminate as above provided if more than twenty-five percent (25%) is taken), the Lease shall continue, and the rental thereafter to be paid shall continue, but the rental thereafter to be paid shall be reduced in proportion to the portion of the Premises so taken. If any part of the Building or areas appurtenant thereto are so taken or appropriated, whether or not any part of the Premises is involved, Landlord shall have the right, at its option, to terminate this Lease in accordance with the foregoing provision. Whether or not the Lease is terminated by reason of any such taking or appropriation, Landlord shall be entitled to the entire award and compensation for the taking which is paid or made by the public or quasi-public agency, and Tenant shall have no claim against said award. Tenant hereby waives the provisions of California Civil Code Procedure Section 1205.730 allowing it to petition the superior court to terminate this Lease in the event of a partial taking of the Premises except as otherwise allowed by this Paragraph.

     27.  Offset Statement.  Tenant shall at any time and from time to time,
          ----------------
upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     28.  Parking.  Tenant shall have the right to use in common with other
          -------
Tenants or occupants of the Building parking facilities, if any, provided by Landlord for Tenants of the Building. Tenant shall have the right to use on a reserved basis one (1) parking space to be designated by Landlord and located in the parking garage beneath the Building. Landlord shall not be responsible for any person parking in Tenant's reserved parking spaces.

     29.  Notices.  All notices, demands, consents, and approvals (collectively
          -------
"notices") which may or are required to be given by either party to the other hereunder shall be in writing. All notices by Landlord to Tenant shall be sufficient if delivered in person, or by overnight courier, or sent by United States mail, registered or certified with return receipt requested, postage prepaid, and addressed to Tenant at the Premises or to such other place as Tenant may from time to time designate in a written notice to Landlord. All notices by Tenant to Landlord, shall be sufficient if delivered in person, or by overnight courier, or sent by United States mail, registered or certified with return receipt requested, postage prepaid, addressed to Landlord at 10055 Miller Avenue, Suite 202, Cupertino, California 95014, or to such other person or place as Landlord may from time to time designate in a notice to Tenant. Any such notice shall be effective at the time of personal delivery, or one (1) business day after deposit with an overnight courier service, or three (3) days after depositing if such notice is deposited in the United States mail, return receipt requested.

     30.  Toxic Materials.
          ---------------

          (a) Tenant shall not cause or permit to be discharged into the plumbing or sewage system of the Building or onto the land underlying or adjacent to the Building any hazardous, toxic or radioactive materials, including, but not limited to, those materials identified in Section 66680 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time (collectively, "Toxic Materials"). Tenant shall neutralize, by filtering or otherwise, all Toxic Materials generated by Tenant's activities on the Premises. Tenant shall at its sole expense comply with any and all rules, regulations, codes, ordinances, statutes, and other requirements of lawful governmental authority respecting Toxic Materials, pollution, harmful chemicals and other materials in connection with Tenant's activities on or about the Premises. Tenant specifically agrees to comply with any such requirements relating to the handling, use, storage and disposal of Toxic Materials and other materials which are considered by any such governmental authorities as harmful, dangerous, toxic, flammable, or otherwise deserving of special care. Tenant shall pay the full cost of any clean-up work performed on or about the Premises as required by any such governmental authority in order to remove, neutralize or otherwise treat toxic Materials of any type whatsoever directly or indirectly placed by Tenant or its agents, employees, invitees or contractors on or about the Premises or the land under or about the Premises.

          (b) Tenant shall be solely responsible for and shall indemnify, defend, and hold Landlord harmless from any and all claims, judgments, losses, demands, causes of action, proceedings, or hearings relating to the storage, placement, or use of Toxic Materials (hereinafter collectively referred to as "Claims") by Tenant, its agents, employees, invitees or contractors on or about the Premises, including, but not limited to, Claims resulting from the contamination of subterranean water beneath, adjoining, or in the vicinity of the Premises. Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage, and disposal of Toxic Materials; (ii) all costs of refitting or other alterations to the Premises necessitated by Tenant's use, storage, or disposal of Toxic Materials including, but not limited to, alterations required to accommodate an alternate use of the Premises; and (iii) any diminution in the fair market value of the Premises caused by Tenant's use, storage, or disposal of Toxic Materials. Tenant agrees to defend all such claims on behalf of Landlord with counsel acceptable to Landlord, and to pay all fees, costs, damages, or expenses relating to or arising out of any such Claims including attorneys' fees and costs. Tenant shall further be solely responsible for and shall indemnify, defend and hold Landlord harmless from and against all claims, including reasonable attorneys' fees and costs, arising out of or in connection with any removal, clean-up, or restoration work which is required by any government agency having jurisdiction and which arises from Tenant's storage, use, or disposal of Toxic Materials on the Premises during the term of this Lease.

          (c) The obligations of Tenant under this Paragraph shall survive the expiration of the Lease term.

          31.  General Provisions.
               ------------------

          (a) The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition for any subsequent breach of the same or any other terms, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so. Accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent. The acceptance of partial rent by Landlord shall not be deemed a waiver of the right to full payment of all rent owed hereunder.

          (b) If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          (c) If there be more than one individual or other entity comprising Tenant, the obligations hereunder imposed upon Tenant shall be joint and several with respect to said individuals and/or other entities.

          (d) The marginal headings and Paragraph titles to the Paragraphs of this Lease are not a part of this Lease and shall have no affect upon the construction or interpretation of any part hereof.

          (e) Time of the essence of this Lease and each of its provisions in which performance is a factor.

          (f) The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

          (g) Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

          (h) Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

          (i) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within three (3) days after said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the additional costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (j) This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

          (k) This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of Landlord.

          (l) In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys, whether or not such action shall proceed to final judgment by a court of law.

          (m) In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission occurring after the consummation of such sale, and the purchaser at such sale or any subsequent sale of the Building shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out all of the covenants and obligations of Landlord under this Lease.

          (n) Upon request of Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any mortgage, or deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the Building and/or the land on which the Building is situated, and to all advances made or hereafter to be made upon the security thereof. If any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease. The provisions of this Paragraph 30 to the contrary notwithstanding and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof. Tenant shall execute and return to Landlord any documents required by the lender to accomplish any subordination requested by Landlord hereunder within seven (7) days after delivery thereof to Tenant, and the failure of Tenant to execute and return such documents as and when required shall constitute a default hereunder.

          (o) Tenant shall not use the name of the Building for any purpose other than as an address of the business to be conducted by Tenant in the Premises.

          (p) Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair, or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

          (q) No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies herein provided or permitted at law or in equity.

          (r) This lease shall be governed by the laws of The State of California.

          (s) Tenant shall not conduct any auction, on or at the Premises or Building, without Landlord's prior written consent.

          (t) The covenants and conditions contained herein, subject to the provisions as to assignment, shall apply to and be binding upon the parties' respective heirs, executors, administrators, assigns and other successors in interest.

          (u) The voluntary or other surrender of this Lease, or a mutual cancellation thereof, shall not work an automatic merger, but shall, at the sole option of Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

          (v) Any prevention of or delay in the performance by a party hereto of its obligations under this Lease caused by inclement weather, labor disputes (including strikes and lockouts), inability to obtain materials or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other causes beyond the reasonable control of the party obligated to perform (except financial inability), shall excuse the performance by such party of its obligations hereunder (except the obligation of Tenant to pay rent and other sums hereunder) for a period of one day for each such day of delay.

     32.  Brokers.  Tenant warrants that it has had no dealings with any real
          -------
estate broker or agent in connection with the negotiation of this Lease, excepting only Jack Troedson and Brad Van Ling of Cornish & Carey, whose fee Landlord shall pay. Landlord and Tenant agree to hold the other harmless from and indemnify the other against any claim or demand for commission, finder's fee, or other compensation by any broker, other than the brokers named herein based upon their respective acts.

     33.  List of Exhibits.  The following is a complete list of documents
          ----------------
attached hereto and made a part of this Lease:

          Exhibit  "A" - Premises
          Exhibit  "B" - Tenant Improvement Plan
          Exhibit  "C" - Common Areas
          Exhibit  "D" - Rules and Regulations


     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the dates set forth opposite their respective signatures.

Landlord:

KONTRABECKI-MASON DEVELOPERS, a California General Partnership


By:/S/J.T. KONTRABECKI
   -------------------

Title:  GENERAL PARTNER               Dated:       1/21/92
      -----------------                            -------


Tenant:

SALIX PHARMACEUTICALS, INC., a California Corporation



By:/S/LORIN K. JOHNSON
   -------------------

Title:    VICE PRESIDENT                   Dated:       1/20/92
          --------------                                -------

                                  EXHIBIT "A"

                           FLOOR PLAN OF LEASED SPACE
                           --------------------------


                         [Floor plan graphic omitted]

                                  EXHIBIT "B"

            SUBJECT PROPERTY IS LEASED IN IMPROVED "AS IS" CONDITION

                                  EXHIBIT "C"

                                 COMMON AREAS
                                 ------------

     The following are the "Common Areas" for that certain two-story building commonly known as 3600 West Bayshore Road, Palo Alto, California 94303:

     1.   Parking lot and parking garage

     2.   Outdoor patios

     3.   Men's and Women's restrooms

     4.   Lobbies and corridors

     5.   Landscaped areas

                                  EXHIBIT "D"

                       RULES AND REGULATIONS OF BUILDING
                       ---------------------------------


1. Tenant, and its employees and patrons, shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, entry passages, halls and stairways and shall use the same only as passageways and means of passage to and from their respective offices.

2. The sash doors, sashes, windows, glass doors, lights, and skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed. Tenant shall not mark, drive nails, screw or drill into, paint, nor in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Tenant.

3. Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering, or direction (collectively "signs") on any part of the outside or inside of the Building, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the written consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Landlord in writing. Landlord reserves the right to remove at Tenant's expense all signs other than those permitted pursuant to the foregoing without notice to Tenant.

4. Electric wiring of every kind shall be introduced and connected as directed by Landlord and no boring nor cutting for wires will be allowed except with the consent of Landlord. The location of telephones, call boxes, etc. shall be prescribed by Landlord.

5. Landlord shall prescribe the weight, size and position of all safes and other property brought into the Building, and also the times of moving the same in and out of the Building, and all such moving must be done under the supervision of Landlord. Landlord will not be responsible for any loss of or damage to any such safe or property from any cause; but all damage done to the building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant. All safes shall stand on timbers of such size as shall be designated by Landlord.

6. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall have first been obtained. All keys shall be surrendered to Landlord upon termination of the tenancy.

7. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises without the consent of Landlord. Landlord shall not be responsible to Tenant for any loss of property from the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other of Landlord's employees, or by any other person.

8. Tenant, and/or its guests and employees, shall not make or permit any unduly loud or otherwise unduly disturbing noises in the Building, nor smoke tobacco in the public areas, nor play musical instruments in the Building, nor disturb or interfere in any way with other Tenants of the Building or those having business with them. Tenant, and its guests and employees, shall not throw substances of any kind out of the windows or doors, nor down the passages or skylights of the Building, nor set, or place anything upon the window sills, or bring in or keep within the Building any animal or motorcycle or other vehicle.

9. All freight must be moved into, within and out of the Building according to such regulations as may be posted in the Building, but Landlord will not be responsible for loss of or damage to such freight from any cause.

10. No awnings are allowed. Any window covering desired by Tenant shall be installed at its expense and must be of such uniform shape, color, material and make as may be prescribed by Landlord.

11. No physician, surgeon or dentist shall advertise his business in any manner prohibited by the Code of Ethics of the American Medical Association.

12. At any time while the Building is in charge of a watchman, any person entering or leaving the Building may be questioned by him as to his business in the Building, and anyone not satisfying the watchman of his right to enter the Building nay be excluded by him.

13. Landlord reserves the right to make such other and further rules and regulations as in his judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good order in the Building.

                                  ADDENDUM "I"


This Addendum I is executed by and between KONTRABECKI-MASON DEVELOPERS, a California General Partnership as Landlord, and SALIX PHARMACEUTICALS, INC., a California Corporation as Tenant with respect to those certain Premises commonly known as 3600 West Bayshore Road, Suite 102, Palo Alto, California 94303. This Addendum I is an integral part of the Lease to which it is attached; provided, the provisions of this Addendum I supersede the provisions of the Lease to the extent inconsistent therewith.

1. Paragraph 2(a) of the Lease is amended so that the Premises shall be Suite 202, situated on the second floor of the Building.

3. This addendum shall become effective on April 1, 1992. Except as provided herein, all other terms and conditions of the Lease shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.


LANDLORD

KONTRABECKI-MASON DEVELOPERS,
a California General Partnership


By:/S/J.T. KONTRABECKI
   -------------------

Title:  GENERAL PARTNER               Dated:       2/5/92
      -----------------                            ------


TENANT

SALIX PHARMACEUTICALS, INC.,
a California Corporation


By:/S/LORIN K. JOHNSON
   -------------------

Title:    VICE PRESIDENT              Dated:       2/10/92
          --------------                           -------

                                 ADDENDUM "II"


This Addendum II is executed by and between KONTRABECKI-MASON DEVELOPERS, a California General Partnership as Landlord, and SALIX PHARMACEUTICALS, INC., a California Corporation as Tenant with respect to those certain Premises commonly known as 3600 West Bayshore Road, Suite 202, Palo Alto, California 94303. This Addendum II is an integral part of the Lease and Addendum I to which it is attached; provided, the provisions of this Addendum II supersede the provisions of the Lease and Addendum I to the extent inconsistent therewith.

1. Paragraph 2(a) of the Lease is amended to reflect the expansion of the Premises. The agreed area of the Premises of 762 square feet is increased by 2,188 square feet to 2,950 square feet. Tenant's share of the total leasable space within the Building is increased from two and 15/100's percent (2.15%) by six and 17/100's percent (6.17%) to eight and 32/100's percent (8.32%).

2. Paragraph 4(a) of the Lease is amended so that the expiration date of the Lease shall be October 31, 1995.

3. Paragraph 6(a) of the Lease is amended so that the security deposit is increased from $1,440.18 by $4,135.32 to $5,575.50.

4. Paragraph 7(a) of the Lease is amended so that the monthly rent for the Lease term shall increase from $1,104.90 by $3,172.60 to $4,277.50.

5. Paragraph 7(b)(i) of the Lease is amended so that the monthly estimated operating expenses shall increase from $335.28 by $962.72 to $1,298.00.

6. Paragraph 28 of the Lease is amended so that the number of reserved spaces in the parking garage shall increase from one (1)space by two (2) spaces to three (3) spaces.

7. This addendum shall become effective on November 1, 1992. Except as provided herein, all other terms and conditions of the Lease and Addendum I shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.

LANDLORD

KONTRABECKI-MASON DEVELOPERS,
a California General Partnership


By:/S/J.T. KONTRABECKI
   -------------------

Title:  GENERAL PARTNER               Dated:       9/15/92
      -----------------                            -------


TENANT

SALIX PHARMACEUTICALS, INC.,
a California Corporation


By:/S/LORIN K. JOHNSON
   -------------------

Title:    VICE PRESIDENT               Date:       9/15/92
          --------------                           -------

                                 ADDENDUM "III"


This Addendum III is executed by and between KONTRABECKI-MASON DEVELOPERS, a California General Partnership as Landlord, and SALIX PHARMACEUTICALS, INC., a California Corporation as Tenant with respect to those certain Premises commonly known as 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303. This Addendum III is an integral part of the Lease and Addendum I and II to which it is attached; provided, the provisions of this Addendum III supersede the provisions of the Lease and Addendum I and II to the extent inconsistent therewith.

1. Paragraph 4(a) of the Lease is amended so that the expiration date of the Lease shall be November 30, 1998.

2. Paragraph 6(a) of the Lease is amended so that the security deposit is increased from $6,666.00 by $255.75 to $6,921.75.

3. Paragraph 7(a) of the Lease is amended so that the monthly rent for the Lease term shall increase from as follows:

          December 1, 1995 - $5,369.86
          December 1, 1996 - $5,638.35
          December 1, 1997 - $5,920.27

4. Except as provided herein, all other terms and conditions of the Lease and Addendum I and II shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.


LANDLORD

KONTRABECKI-MASON DEVELOPERS,
a California General Partnership


By:/S/STEVE S. MASON
   -----------------

Title:  GENERAL PARTNER               Dated:       4/14/95
      -----------------                            -------


TENANT

SALIX PHARMACEUTICALS, INC.,
a California Corporation


By:/S/LORIN K. JOHNSON
   -------------------

Title:    VICE PRESIDENT              Dated:       4/14/95
          --------------                           -------

                                 ADDENDUM "IV"


     This Addendum IV is executed by and between KONTRABECKI-MASON, a California General Partnership as Landlord, and SALIX PHARMACEUTICALS, Inc., a California Corporation as Tenant with respect to those certain Premises commonly known as 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303. This Addendum IV is an integral part of the Lease and Addendum I, II, and III to which it is attached; provided, the provisions of this Addendum IV supersede the provisions of the Lease and Addendum I, II, and III to the extent inconsistent therewith.

1. Paragraph 2(a) of the Lease is amended to reflect the expansion of the Premises. The agreed area of the Premises of 3,527 square feet is increased by 2,001 square feet to 5,528 square feet. Tenant's share of the total leasable space within the building is increased from ten percent (10%) by five and 71/100's percent (5.71%) to fifteen and 71/100's percent (15.71%).

2. Paragraph 4(a) of the Lease is amended so that the expiration date of the Lease shall be July 31, 2000.

3. Paragraph 6(a) of the Lease is amended so that the security deposit is increased from $6,921.75 to $10,462.75.

4. Paragraph 7(a) of the Lease is amended so that the monthly rent for the Lease term shall be as follows:

            08/01/96  -  11/31/96    $ 8,911.63
            12/01/96  -  11/31/97    $ 9,180.12
            12/01/97  -  11/30/98    $ 9,462.04
            12/01/98  -  07/31/00    $10,779.60

5. Paragraph 7(b)(i) of the Lease is amended so that the monthly estimated operating expenses shall increase from $1,551.88 by $900.45 to $2,452.33.

6. Paragraph 28 of the Lease is amended so that the number of reserved spaces in the parking garage shall increase from four (4) spaces by two (2) spaces to six (6) spaces.

7. Tenant shall pay up to $2,500 for the creation of a suitable passageway between the current space and the expansion space, and Landlord agrees to pay any additional cost above this amount.

8. This addendum is contingent upon the termination of the Karen Butera Inc. lease in Suite 204 of the Premises by October 1, 1996.

9. This addendum shall be effective on the later of August 1, 1996, or the termination date of the Karen Butera Inc. lease. Except as provided herein, all other terms and conditions of the Lease and Addendum I, II, and III shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.


LANDLORD

KONTRABECKI-MASON DEVELOPERS,
a California Partnership


By:/S/J.T. KONTRABECKI
   -------------------

Title:  GENERAL PARTNER               Dated:       6/5/96
      -----------------                            ------


TENANT

SALIX PHARMACEUTICALS, INC.,
a California Corporation


By:/S/LORIN K. JOHNSON
   -------------------

Title:    VICE PRESIDENT              Dated:       6/5/96
          --------------                           ------

                                 ADDENDUM "V"

This ADDENDUM "V" is dated for reference purposes as of July 27, 1997 and is made between Kontrabecki-Mason Developers, a California general partnership ("Landlord"), and Salix Pharmaceuticals, Inc., a California Corporation ("Tenant"), with respect to those certain Premises commonly known as 3600 West Bayshore Road, Suite 101 and Suite 205, Palo Alto, California 94303. This Addendum V is an integral part of the Lease and Addendum I, II, III, and IV to which it is attached; provided, the provisions of this Addendum V supersede the provisions of the Lease and Addendum I, II, III, and IV to the extent inconsistent therewith.

1. Paragraph 2 (a) of the Lease is amended to reflect the expansion of the premises. The agreed area of the Premises of 5,528 square feet is increased by 2,056 square feet to 7,584 square feet. Tenant's share of the total leasable space within the building is increased from fifteen and 71/100's percent (15.71%) by five and 84/100s percent (5.84%) to twenty one and 55/100's percent (21.55%). Along with the new premises, Tenant shall have the right to five (5) additional assigned parking spaces in the underground parking garage.

2. Paragraph 6(a) of the Lease is amended so that the security (deposit is increased from $10,462.75 by $7,915.60 to $18,378.35.

3. Paragraph 7(a) of the Lease is amended to add the following rent schedule for Suite 101 (the "Expansion Space").


                  09/01/97 - 08/31/98      $6,168.00   $3.00 per sq ft
                  09/01/98 - 08/31/99      $6,373.60   $3.10 per sq ft
                  09/01/99 - 08/31/00      $6,579.20   $3.20 per sq ft
                  09/01/00 - 08/31/01      $6,784.80   $3.30 per sq ft

     Upon the expiration of the original lease term for Suite 205, the new rental rate shall correspond with the rent schedule, per square foot, as outlined above.

4. Paragraph 7 (b) of the Lease is amended to add the monthly estimated operating expenses for Suite 101 of $925.20.

5. Renewal Option: Tenant shall have one (1) option to extend the Lease for five (5) years at Fair Market Value by providing written notice not less than one hundred and eighty days (180) prior to the expiration of the lease.

6. Except as provided herein, all other terms and conditions of the Lease and Addendum I, II, III, and IV shall be as previously set forth and are hereby ratified, affirmed, and in full force and effect.

7. Paragraph 4(a) of the Lease is amended so that the expiration date of the Lease shall be August 31, 2001.

LANDLORD

KONTRABECKI-MASON DEVELOPERS, a California general partnership



By:___________________________    Date:__________________



Its:__________________________


TENANT

SALIX PHARMACEUTICALS, INC., a California corporation



     /s/ Randy Hamilton                     7/31/97
By:___________________________    Date:__________________

         President
Its:__________________________